UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



                             October 31, 2003
______________________________________________________________________________
             Date of report (Date of earliest event reported)


                            PFS Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       Indiana                       000-33233                   35-2142534
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)




Second and Bridgeway Streets, Aurora, Indiana                        47001
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                              (812) 926-0631
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:


          Exhibit Number      Description
          --------------      -----------

          99.1                Press Release announcing third quarter results.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On October 31, 2003, PFS Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ended September 30, 2003.

     The Company's press release dated October 31, 2003, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.































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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PFS BANCORP, INC.



  Date: October 31, 2003      By:  /s/ Stuart M. Suggs
                                   -----------------------------------
                                   Stuart M. Suggs
                                   Chief Financial Officer





























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                              EXHIBIT INDEX






     Exhibit Number              Description
     --------------              -----------



     99.1                        Press Release dated October 31, 2003